Exhibit 99.1

Investor Presentation October 2023 © Aeluma, Inc. All Rights Reserved. Sensing Reimagined TM

Forward Looking Statements © Aeluma, Inc. All Rights Reserved. This presentation contains summary information about Aeluma, Inc . (“Aeluma”) as of the date hereof . The information in this presentation is of general background and contains an overview and summary of certain data selected by the management of Aeluma . It does not purport to be complete . This presentation is not a prospectus, disclosure document or offering document under the law of any jurisdiction . It is for informational purposes only . This presentation is not investment or financial product advice (nor tax, accounting or legal advice) and is not intended to be used for the basis of making an investment decision . A recipient must make their own independent investigations, consideration and evaluation of Aeluma and the offer and Aeluma recommends that investors should obtain their own professional advice before making any investment decisions in the company . This investor presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No registered offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933 , as amended . This document has been prepared based on information available at the time of presentation . No representation or warranty, express or implied, is made as to the fairness, accuracy or completeness of the information, opinions and conclusions contained in this presentation or any omission from this presentation or of any other written or oral information or opinions provided now or in the future to any person . While reasonable care has been taken to ensure that facts stated in this presentation are accurate and/or that the opinions expressed are fair and reasonable, no reliance can be placed for any purpose whatsoever on the information contained in this document or its completeness . To the maximum extent permitted by law, neither Aeluma nor their respective officers, directors, employees, advisors and agents, nor any other person, accepts any liability as to or in relation to the accuracy or completeness of the information, statements, opinions or matters (express or implied) arising out of, contained in or derived from this presentation or any omission from this presentation or of any other written or oral information or opinions provided now or in the future to any person . Some of the statements appearing in this presentation are in the nature of forward looking statements . You should be aware that such statements are predictions based on assumptions, and are subject to inherent risks and uncertainties . Those risks and uncertainties include factors and risks specific to the industry in which Aeluma operates as well as general economic conditions, prevailing exchange rates and interest rates and conditions in the financial markets and other factors that are in some cases beyond Aeluma's control . As a result, any or all of the Aeluma’s forward - looking statements in this presentation may turn out to be inaccurate and actual results may be materially different than those expressed in such forward - looking statements . Except as required by law, we are under no duty to update or revise any of the forward - looking statements, whether as a result of new information, future events or otherwise, after the date of this presentation . These forward - looking statements speak only as of the date of this presentation, and we assume no obligation to update or revise these forward - looking statements for any reason . 2

© Aeluma, Inc. All Rights Reserved. At a Glance Aeluma, Inc. (OTCQB: ALMU) Goleta, California Tranformative semiconductor chip company High performance combined with scalability Markets : Automotive LiDAR, Mobile, AR/VR, Communication, Defense & Aerospace, AI Team : ~15 people IP : ~23 issued and pending patents, trade secrets Traction : Engineering sample deliveries, contracts, multiple customers, revenue 3

Background on Automotive LiDAR High - Performance Semiconductor Sensors for Autonomous Systems © Aeluma, Inc. All Rights Reserved. 4 LiDAR: Light detection and ranging; InGaAs: Indium Gallium Arsenide; InP: Indium Phosphide; FPA: Focal plane array. Note: Outcomes cannot be guaranteed. Sources of images: https://www.flir.com/support/products/swir - ingaas - fpa/; https://www.bhphotovideo.com; https:// www.wardsauto.com/vehicles/lidar - house - battery - production - volvo - s - sights; https://ouster.com/blog/mhttps://www.foresightauto.com/thermal - cameras - solve - autonomous - trucks - dust - problem/ake - intersections - sa fer - trb/; https:// www.deltaquad.com/vtol - drones/inspect/; www.digikey.com Behind the “Eye” Representative commercial InGaAs - on - InP FPA for 3D imaging and long - range LiDAR Issues preventing broad adoption • Scale : Existing suppliers unable to scale • Cost : Price for detector array is too high Aeluma’s technology seeks to address these challenges with scalable, cost - effective manufacturing based on physics breakthroughs and cutting - edge intellectual property. Performance that scales Automotive LiDAR Infrared Imaging

The Aeluma Approach to Sensor Manufacturing High - Performance Technology with Large - Diameter Substrate Manufacturing © Aeluma, Inc. All Rights Reserved. 5 InGaAs: Indium Gallium Arsenide; InP: Indium Phosphide; LiDAR: Light detection and ranging; FPA: Focal plane array Source of image: https:// www.flir.com/support/products/swir - ingaas - fpa/; Note: Outcomes cannot be guaranteed. InP substrate sizes Silicon substrate sizes Leaping from InP to Silicon Representative commercial InGaAs - on - InP sensor for 3D imaging and long - range LiDAR Manufactured on InP substrates 4 inch 3 inch 8 inch 12 inch

Conventional manufacturing of InGaAs photodetector arrays Aeluma high - performance InGaAs photodetector arrays with Silicon manufacturing ط Highly automated and ability to produce many arrays per wafer ط 10X lower manufacturing cost for mass market applications 16X wafer area Moving from 3 - inch to 12 - inch wafers Non - scalable, manual and low throughput Note: Outcomes cannot be guaranteed. © Aeluma, Inc. All Rights Reserved. Aeluma’s Technology Breakthrough Scalable, Cost - Effective Manufacturing Enabled by Cutting - Edge Intellectual Property 6

Wafer - Scale Integration and 3D Packaging Silicon Manufacturing Environment Enables Advanced Integration and Packaging © Aeluma, Inc. All Rights Reserved. 7 Sources of images: A. Rogalski, Optical Engineering, 42(12), 2003; https:// www.allaboutcircuits.com/news/moores - law - xperi - new - die - to - wafer - bonding - technology - ic - package/; E. Charbon, et al., ICECS, 2018; CMOS: complementary metal - oxide semiconductor Conventional chip - to - chip hybridization Wafer - to - wafer 3D Integration • Expensive packaging with low throughput • Limited performance indium bumps • Pixel sizes limited to ~5  m (>10  m typical) x Low cost and high throughput x Higher performance with low capacitance copper interconnect x Small pixels (<1  m possible) x 3D stacking of multiple CMOS layers

© Aeluma, Inc. All Rights Reserved. Automotive LiDAR Aiming to Service a Broad Market High - Performance Semiconductors for Sensing and Communications 8 • Consumer vehicles • Robotaxis • Trucking Industrial and Logistics • Robotics • Delivery robots • Factory automation • Logistics • Security Defense & Aerospace • Imaging and LiDAR • Security • Autonomous systems • Atmospheric sensing • Topography Mobile and AR/VR • Mobile phone, tablet • Face ID • LiDAR scanner • Proximity sensors • AR/VR glasses Communications, Quantum and AI • Telecommunications • Data centers • Quantum computing • 5G/6G • AI communications Market sizes based on internal studies and projections for 2030. Aggregate of these Markets is $Trillions

© Aeluma, Inc. All Rights Reserved. Aiming to Service a Broad Market High - Performance Semiconductors for Sensing and Communications 9 Industrial and Defense & Communications, Logistics Aerospace Quantum and AI • Robotics • Imaging and LiDAR • Telecommunications • Delivery robots • Security • Data centers • Factory automation • Autonomous systems • Quantum computing • Logistics • Atmospheric sensing • 5G/6G • Security • Topography • AI communications Aggregate of these Markets is $Trillions Automotive LiDAR • Consumer vehicles • Robotaxis • Trucking Mobile and AR/VR • Mobile phone, tablet • Face ID • LiDAR scanner • Proximity sensors • AR/VR glasses 2024 Market Projections 1 113 million automotive vehicles 131 million tablets 1.73 billion mobile phones 2030 TAM for Automotive LiDAR 2,3,4 $5B - $80B 1. www.idc.com; 2. https:// www.bloomberg.com/press - releases/2022 - 05 - 31/lidar - market - size - to - be - worth - 4 - 71 - billion - by - 2030 - grand - view - research - inc; 3. AEye Presentation, LD Micro Invitational 2022; 4. Velodyne estimate; Note: Past results are not indicative of future results; outcomes cannot be guaranteed.

NEWS: First Ever Revenue Reported © Aeluma, Inc. All Rights Reserved. 10 Aeluma has met or beat all of its milestones Achieving revenue after only little more than 2 years from our initial private placement financing Aeluma’s Annual Report on Form 10 - K Reports Revenue from Multiple Customers Aeluma’s Timeline Revenue Reported ● Aeluma recognized revenue of ~ $ 193 K from its products in fourth fiscal quarter ended June 30 , 2023 (see 10 - K filed on September 25 , 2023 ) ● Revenue generated primarily from small - volume orders and development projects ● Company receiving payments from three customers and has several pending contracts Past performance is not indicative of future performance. Outcomes cannot be guaranteed.

CHIPS Act Microelectronics Commons Aeluma Hub Leader USC Named Recipient of CHIPS Act Program Award © Aeluma, Inc. All Rights Reserved. 11 ● Deputy Secretary of Defense announced $238 million in CHIPS funding for the establishment of Microelectronics Commons regional hubs ● According to the announcement, only 8 of 83 submitted proposals were selected for a funding award ● Aeluma hub leader University of Southern California led winning proposal ● Aeluma proud to have contributed to winning proposal and looks forward to participating as affiliate member of the hub Source: https:// www.defense.gov

© Aeluma, Inc. All Rights Reserved. Aeluma’s Initial Focus on Automotive LiDAR ● LiDAR is essential for Autonomous Driving (AD) and Advanced Driver Assistance Systems (ADAS). 1 ● Mid - and long - range LiDAR sensors require InGaAs - based receivers 2 , however, InGaAs manufacturing is expensive and low volume therefore preventing scaling and broad adoption. 3 Note: Past results are not indicative of future results. Outcomes cannot be guaranteed. Range and cost estimates not based on actual data. Sources of images: blog.laserto.com; novuslight.com; techcrunch.com; i - microwaves.com 1. https:// www.iihs.org/news/detail/pedestrian - crash - avoidance - systems - cut - crashes - - but - not - in - the - dark 2. C. Rablau, “LIDAR – A new (self - driving) vehicle for introducing optics to...” ETOP 2019, paper 11143_138. 3. https:// www.mdpi.com/2076 - 3417/9/19/4093 12

© Aeluma, Inc. All Rights Reserved. Si: Silicon Aeluma’s Goal: To Provide Increased Visibility and Longer Range Cost Effectively Manufacturing high - performance InGaAs photodetector arrays at Silicon cost levels Aeluma’s disruptive InGaAs - on - Si is scalable and cost - effective without sacrificing performance. 13 Note: Past results are not indicative of future results. Outcomes cannot be guaranteed. Range and cost estimates not based on actual data. Sources of images: blog.laserto.com; novuslight.com; techcrunch.com; i - microwaves.com

© Aeluma, Inc. All Rights Reserved. 14 Emerging Market: Automotive OEM LiDAR Demand is Increasing Volvo Will Install Lidar on All New Vehicles Recently it was announced that Volvo will install LiDAR systems onto all new vehicles to help identify potential dangers at extreme distances. Source and Image: LiDAR News, October 12, 2022 https://blog.lidarnews.com/volvo - will - install - lidar - on - all - new - vehicles/ Note: Past results are not indicative of future results. Outcomes cannot be guaranteed.

Emerging Market: Automotive OEM LiDAR Demand is Increasing © Aeluma, Inc. All Rights Reserved. Source: https:// www.theverge.com 15 Note: Past results are not indicative of future results. Outcomes cannot be guaranteed.

Emerging Market: Automotive OEM LiDAR Demand is Increasing © Aeluma, Inc. All Rights Reserved. 16 Image Credit: MIRISE (DENSO / Toyota) Toyota’s LS 500h and Mirai models with short and long - range LiDAR Image Credit: Toyota https:// www.motor1.com/news/499716/lexus - toyota - advanced - drive - system/ Note: Past results are not indicative of future results. Outcomes cannot be guaranteed.

© Aeluma, Inc. All Rights Reserved. Nissan Motor Corporation : “Nissan aims to expand ProPILOT technology to over 2 . 5 million Nissan and INFINITI vehicles by fiscal year 2026 . The company will also further develop its autonomous vehicle technologies, aiming to incorporate next generation LIDAR systems on virtually every new model by fiscal year 2030 .” https://usa.nissannews.com/en - US/releases/nissan - unveils - ambition - 2030 - vision - to - empower - mobility - and - beyond 17 Emerging Market: Automotive OEM LiDAR Demand is Increasing Note: Past results are not indicative of future results. Outcomes cannot be guaranteed.

Emerging Market: Automotive OEM LiDAR Demand is Increasing © Aeluma, Inc. All Rights Reserved. Israeli lidar startup Innoviz struck a deal reported to be worth $ 4 billion with Volkswagen to supply advanced ADAS (advanced driver - assistance system) features for its next generation of automated vehicles . The deal will run for eight years starting “mid - decade”, when the first Innoviz - equipped Volkswagen group vehicles are expected to ship. Innoviz expects to supply units for between 5 million and 8 million Volkswagen Group vehicles in total . Source: TESLARATI Aug 3, 2022 Source: NoCamels Aug 3, 2022 18 Note: Past results are not indicative of future results. Outcomes cannot be guaranteed.

Emerging Market: Automotive OEM LiDAR Demand is Increasing © Aeluma, Inc. All Rights Reserved. Source: https://electrek.co 19 Note: Past results are not indicative of future results. Outcomes cannot be guaranteed.

Manufacturing for a Mass Market Aeluma’s Large - Diameter Manufacturing Economies of Scale Cars will have Radar, LiDAR, and Camera sensors © Aeluma, Inc. All Rights Reserved. 20 Note: Outcomes cannot be guaranteed. Values are provided for qualitative illustration purposes only. 1 www.idc.com. Source of car/sensors figure: https:// www.eetimes.com/why - sensor - technology - is - the - key - to - autonomous - vehicles/ • Market: 113 million automotive vehicles in 2024 1 • Each vehicle may have 1 - 5 LiDAR sensors • Note: Some LiDARs require more than 1 FPA Number of wafers required 3 inch: 106,383 wafers 4 inch: 53,192 3 inch: 47 chips per wafer 4 inch: 94 chips per wafer Example case: Manufacturing 5,000,000 FPA units Number of wafers required 8 - inch: 10,706 wafers 12 - inch: 4,425 8 - inch: 467 chips per wafer 12 - inch: 1,130 chips per wafer Aeluma’s manufacturing approach can enable the scaling and cost reduction required for mass market applications.

© Aeluma, Inc. All Rights Reserved. Note: Outcomes cannot be guaranteed. Metrics not based on actual data and are provided for qualitative illustration purposes only. Typical InP substrate sizes are 3 - or 4 - inch. Typical Si substrate sizes are 8 - or 12 - inch. APD: Avalanche photodiode. SPAD: Single - photon avalanche diode. Aeluma Outperforms the Competition Technology Comparison Aeluma’s is the only known technology that combines proven, high - performance InGaAs with scalable, cost - effective Silicon manufacturing, thereby overcoming the cost - performance tradeoff. Technology: Status: Performance: Multiplication (ex. APD, SPAD): Wafer - scale integration: Technologies under consideration for scaling and cost reduction Incumbent technologies InGaAs - on - Si Thin film Ge - on - Si InGaAs - on - InP Silicon SPAD Considered for long - range Considered for long - range Considered for long - range Incumbent for long - range Incumbent for short - range Best Okay Okay Best Good Yes No Maybe Yes Yes Yes Yes Yes No Yes 21 Cost - Performance Tradeoff

● Located in Goleta, California High - Tech Corridor ● In the heart of the Infrared Capital of the World ● 9,000 sq. ft. space with cleanroom facility ● Close to University of California Santa Barbara © Aeluma, Inc. All Rights Reserved. Aeluma’s Headquarters Ideal Location for Development and Commercialization 22

© Aeluma, Inc. All Rights Reserved. Aeluma’s Cost - Effective Scalable Manufacturing Unique 12 - inch Wafer Capability and Strong Intellectual Property ● Commercial 12 - inch state - of - the - art deposition tool ● Set up for cassette loading production ● One of only a few such tools worldwide ● Extensive patent protection and trade secrets 23

© Aeluma, Inc. All Rights Reserved. Silicon Photonics and Laser Integration Aeluma’s Technology Can Enable Process Integration 12 - inch Silicon Photonics Wafer with Aeluma Materials Outcomes cannot be guaranteed. Source of market data: https://optics.org/news/11/5/12 Sources of images: https://venturebeat.com ; https://spie.org/news/photonics - focus Summary of Applications and Market Data 24 Data Centers AI and Photonic Computing Silicon Photonics Applications High - Performance Computing and Aeluma, Inc. Enters into Agreement with RFSUNY to Support AIM Photonics

© Aeluma, Inc. All Rights Reserved. Aeluma Intellectual Property Strategy Key Aspects and Status ● Trade Secrets ○ Secret information that provides a competitive advantage ○ Reasonable precautions taken to preserve secrecy ○ Examples: confidential business information, process recipes, chip designs, layer structures, employees and skill levels ● Patents (~23 issued and pending patents) ○ Aim to cover nearly all aspects of technology including systems, applications, architectures, circuits, materials, packaging and assembly, process, device manufacturing, testing, structures ● Trademarks (“Aeluma TM ” and “Sensing reimagined TM ”) ● Agreements including Non - Disclosure Agreements Note: Outcomes cannot be guaranteed. Source of image: https://blog.ipleaders.in 25

Our Leadership Team Vision, Entrepreneurship and Expertise Jonathan Klamkin, PhD Founder, CEO & Director Matthew Dummer Director of Technology Steven DenBaars, PhD Advisor, Seed Investor & Director Shuji Nakamura, PhD Seed Investor Jeffrey Shealy, PhD, MBA Advisor & Seed Investor Richard Ogawa, JD Advisor & Seed Investor © Aeluma, Inc. All Rights Reserved. John Paglia, PhD Director Palvi Mehta Director 26

© Aeluma, Inc. All Rights Reserved. Aeluma Plans and Next Steps Building on our Momentum ● Deliver on customer orders and contracts ● Government funding opportunities with industrial partners ● CHIPS Act opportunities ● Further establish production - scale foundry process and pursue strategic relationships ● Further business development opportunities ○ Continue to focus on automotive LiDAR ○ Broaden scope to include mobile, AR/VR, AI, industrial LiDAR, robotics, defense & aerospace, communications ● More inventions and patent protection ● Next generation products Ready Aeluma for Mass - Market Scale Note: Outcomes cannot be guaranteed. 27

© Aeluma, Inc. All Rights Reserved. info@aeluma.com www.aeluma.com Sensing Reimagined TM